Exhibit 99.1

Contacts:
Bill Slater	Deborah Stapleton
Chief Financial Officer	Stapleton Communications Inc.
(408) 428-7801	(650) 470-0200
bslater@symmetricom.com	deb@stapleton.com

Symmetricom Reports First Quarter FY2007 Financial Results

Net Earnings Up 92 Percent Sequentially

SAN JOSE, Calif. — Oct. 26, 2006 — Symmetricom, Inc. (NASDAQ:SYMM), a leading worldwide supplier of network synchronization and timing solutions, today reported financial results for its fiscal 2007 first quarter ended Sept. 30, 2006.

Fiscal first quarter revenue was $51.1 million, compared with $50.5 million in the prior quarter and $44.3 million in the first fiscal quarter in the prior year.

Net earnings in the fiscal 2007 first quarter were $3.8 million or $0.08 per share on a fully diluted basis, compared with prior quarter net earnings of $2.0 million or $0.04 per share on a fully-diluted basis and net earnings of $1.4 million or $0.03 per share on a fully-diluted basis in the first fiscal quarter of the prior year.

Non-GAAP net earnings in the fiscal 2007 first quarter, which excludes certain items related to non-cash compensation and amortization of acquired intangibles, were $5.1 million or $0.11 per share on a fully-diluted basis, up from the prior quarter’s non-GAAP net earnings of $3.7 million or $0.08 per share on a fully-diluted basis and non-GAAP net earnings of $3.4 million or $0.07 per share on a fully-diluted basis in the first fiscal quarter of the prior year.

Telecom Solutions Division revenue, excluding the “other revenue” component, was $32.1 million in the quarter, compared with $32.9 million in the prior quarter and $28.1 million in the prior year period.  The “other revenue” component, which primarily consists of manufacturing performed for third parties, was $3.8 million in the fiscal 2007 first quarter, compared with $3.7 million in the previous quarter and $1.7 million in the same quarter last year.  As previously announced in our Form 8K filing on April 28, 2006, the company anticipates exiting this “other revenue” business in the second half of fiscal 2007.

Timing, Test & Measurement Division revenue in the quarter was $15.2 million, a 9.1 percent increase from prior quarter revenue of $13.9 million and a 4.9 percent increase from $14.4 million in the prior year period.

Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

Recent Highlights

•                  Acquired Timing Solutions Corporation (TSC) for approximately $8.0 million adding new products, talent and customers to the Timing, Test & Measurement Division. This acquisition closed in Q2 FY07 on Oct. 2, 2006.

•                  Continued progress with next-generation sync network projects among major customers and added several new tier-two customers

•                  Received first orders for TimeCreator 1000 from major cable equipment vendors for lab testing

Outlook for Q2 FY07

Symmetricom expects second quarter FY07 revenue to be in the range of $50.0 million to $55.0 million.  The company expects GAAP earnings to be between $0.04 and $0.08 per share on a fully diluted basis including integration charges for the TSC acquisition, and non-GAAP earnings to be between $0.08 and $0.12 per share on a fully diluted basis.

Investor Conference Call

Management will hold a conference call to discuss these results today, Oct. 26 at 1:30 p.m. Pacific time.  Those wishing to join should dial 210-234-0001 and reference the passcode “Symmetricom.”  A live webcast of the conference call will also be available via the company’s web site at www.symmetricom.com.  A replay of the call will be available until Nov. 3 at 11:59 p.m. Pacific time.  To access the replay, please dial 203-369-3795.

About Symmetricom, Inc.

As a worldwide leader in precise time and frequency products and services, Symmetricom provides ‘Perfect Timing’ to customers around the world. Since 1985, the company’s solutions have helped define the world’s time and frequency standards, delivering precision, reliability and efficiency to wireline and wireless networks, instrumentation and testing applications and network time management. Deployed in more than 90 countries, the company’s synchronization solutions include primary reference sources, building integrated timing supplies (BITS), GPS timing receivers, time and frequency distribution systems, network time servers and ruggedized oscillators. Symmetricom also incorporates technologies including Universal Timing Interface (UTI), Network Time Protocol (NTP), Precision Time Protocol (IEEE 1588), and others supporting the world’s migration to Next-Generation-Networks (NGN). Symmetricom is based in San Jose, Calif., with offices worldwide. For more information, visit http://www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the non-GAAP Statements of Operations, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, impairment of goodwill and other intangibles, integration and restructuring charges and unusual and non-recurring items. Symmetricom believes that excluding such items provides investors and management with a representation of the company’s core operating performance and with information useful in assessing our prospects for the future and underlying trends in Symmetricom’s operating

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Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

performance.  Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP.  A reconciliation of the non-GAAP results to the GAAP results is provided in the “Consolidated Statements of Operations (non-GAAP)” schedule provided in the press release.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of future revenue and earnings, changes in anticipated customer demand for next-generation sync network products to replace legacy products, as well as the information regarding the usefulness of the non-GAAP financial information. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to negotiate contracts with our customers, our ability to maintain gross margins, timing of orders, cancellation or delay of customer orders, loss of customers, difficulties in manufacturing products to specification or customer volume requirements, challenges in integrating businesses, customer acceptance of new products, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended June 30, 2006, and subsequent Form 8K’s. Forward-looking statements are made as of the date of this press release and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

Note: Financial schedules attached.

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Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30,
	2006	2005

Net revenue	$51,075	$44,267
Cost of products and services	27,488	22,635
Amortization of purchased technology	740	1,115
Integration and restructuring charges	—	126
Gross Profit	22,847	20,391
Gross Margin	44.7%	46.1%
Operating Expenses:
Research and development	4,774	4,275
Selling, general and administrative	13,349	14,457
Amortization of intangibles	117	168
Operating income	4,607	1,491
Interest income	2,367	1,555
Interest expense	(1,220)	(1,238)
Earnings before income taxes	5,754	1,808
Income tax provision	1,958	435
Net earnings	$3,796	$1,373

Earnings per share - basic:
Net earnings	$0.08	$0.03
Weighted average shares outstanding - basic	45,540	46,168

Earnings per share - diluted:
Net earnings	$0.08	$0.03
Weighted average shares outstanding - diluted	46,163	47,205

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Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (non-GAAP)

(In thousands, except per share amounts)

(unaudited)

	Three months ended
	September 30,
	2006	2005

Net revenue	$51,075	$44,267
Cost of products and services	27,323	22,482
Gross Profit	23,752	21,785
Gross Margin	46.5%	49.2%
Operating Expenses:
Research and development	4,677	4,154
Selling, general and administrative	12,475	13,438
Amortization of intangibles	—	70
Operating income	6,600	4,123
Interest income	2,367	1,555
Interest expense	(1,220)	(1,238)
Earnings before income taxes	7,747	4,440
Income tax provision	2,636	1,067
Net earnings	$5,111	$3,373

Earnings per share - basic:
Net earnings	$0.11	$0.07
Weighted average shares outstanding - basic	45,540	46,168

Earnings per share - diluted:
Net earnings	$0.11	$0.07
Weighted average shares outstanding - diluted	46,163	47,205

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Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

Notes to Consolidated Statements of Operations (000’s) Three Months ended September 30, 2006

(a)               The above non-GAAP Statements of Operations exclude the effects of the following:

•      For the three months ended September 30, 2006, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing Standards product line, which amounted to $740;

•      For the three months ended September 30, 2005, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing Standards product line, which amounted to $1,115;

•      For the three months ended September 30, 2006, stock based compensation expense of $1,136 after adopting FAS123R;

•      For the three months ended September 30, 2005, stock based compensation expense of $1,293 after adopting FAS123R;

•      For the three months ended September 30, 2005, integration and restructuring charges related to the acquisition of Agilent Technologies’ Frequency and Timing Standards product line of  $126;

•      For the three months ended September 30, 2006, amortization of other intangibles related to the Datum, TrueTime and Agilent Technologies’ Frequency and Timing Standards product line acquisitions of $117 (from operating expenses);

•      For the three months ended September 30, 2005, amortization of other intangibles related to the Datum, and TrueTime acquisitions of $98 (from operating expenses);

(b)              The above non-GAAP Statements of Operations assume a quarterly effective income tax rate of 34.0% and 24.0% for the three months ended September 30, 2006, and 2005, respectively.

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Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended September 30, 2006
	GAAP	Adjustments		Non-GAAP

Net revenue	$51,075	$—		$51,075
Cost of products and services	27,488	(165)	(a)	27,323
Amortization of purchased technology	740	(740)	(b)	—
Gross Profit	22,847	905		23,752
Operating Expenses:
Research and development	4,774	(97)	(a)	4,677
Selling, general and administrative	13,349	(874)	(a)	12,475
Amortization of intangibles	117	(117)	(b)	—
Operating income	4,607	1,993		6,600
Interest income	2,367	—		2,367
Interest expense	(1,220)	—		(1,220)
Earnings before income taxes	5,754	1,993		7,747
Income tax provision	1,958	678	(c)	2,636
Net earnings	$3,796	$1,315		$5,111
Earnings per share - basic:
Net earnings	$0.08			$0.11
Weighted average shares outstanding - basic	45,540			45,540
Earnings per share - basic:
Net earnings	$0.08			$0.11
Weighted average shares outstanding - diluted	46,163			46,163

(a) The adjustment represents FAS123R adoption:
Cost of products and services		$ 165
Research and development		97
Selling, general and administrative		874
Total stock based compensation		$ 1,136
(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies’ Frequency and Timing Standards product line.

(c)	This adjustment is the tax impact of the above adjustments using the fiscal 2006 quarterly effective tax rate of 34.0%.

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Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended September 30, 2005
	GAAP	Adjustments		Non-GAAP

Net revenue	$44,267	$—		$44,267
Cost of products and services	22,635	(153)	(a)	22,482
Amortization of purchased technology	1,115	(1,115)	(b)
Integration and restructuring charges	126	(126)	(c)	—
Gross Profit	20,391	1,394		21,785
Operating Expenses:
Research and development	4,275	(121)	(a)	4,154
Selling, general and administrative	14,457	(1,019)	(a)	13,438
Amortization of intangibles	168	(98)	(b)	70
Operating income	1,491	2,632		4,123
Interest income	1,555	—		1,555
Interest expense	(1,238)	—		(1,238)
Earnings before income taxes	1,808	2,632		4,440
Income tax provision	435	632	(d)	1,067
Net earnings	$1,373	$2,000		$3,373

Earnings per share - basic:
Net earnings	$0.03			$0.07
Weighted average shares outstanding - basic	46,168			46,168

Earnings per share - diluted:
Net earnings	$0.03			$0.07
Weighted average shares outstanding - diluted	47,205			47,205

(a) (1) The adjustment represents FAS123R adoption:
Cost of products and services		$ 153
Research and development		121
Selling, general and administrative		1,019
Total stock based compensation		$ 1,293
(2)	The after-tax impact of the stock based compensation above is $815 using a 37% tax rate.

(b)

The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies’ Frequency and Timing Standards product line.

(c)	The adjustment represents integration and restructuring charges related primarily to the Agilent Technologies’ Frequency and Timing Standards product line.

(d)	This adjustment is the tax impact of the above adjustments using the fiscal 2006 quarterly effective tax rate of 24.0%.

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Symmetricom Reports Q1 Fiscal 2007 Results
Oct. 26, 2006

SYMMETRICOM, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	September 30,	June 30,
	2006	2006

ASSETS
Current assets:
Cash and cash equivalents	$91,918	$82,193
Short-term investments	101,825	106,696
Accounts receivable, net	32,098	33,015
Inventories, net	32,564	30,717
Prepaids and other current assets	12,242	10,240
Total current assets	270,647	262,861
Property, plant and equipment, net	26,345	26,553
Goodwill, net	45,976	45,899
Other intangible assets, net	7,345	8,200
Deferred taxes and other assets	46,663	48,405
Note receivable from employee	500	500
Total assets	$397,476	$392,418

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,281	$13,359
Accrued compensation	11,383	10,352
Accrued warranty	3,711	3,547
Other accrued liabilities	14,047	13,074
Current maturities of long-term obligations	1,333	1,286
Total current liabilities	43,755	41,618
Long-term obligations	125,330	125,620
Deferred income taxes	246	619
Total liabilities	169,331	167,857
Stockholders’ equity:
Common stock	181,438	181,696
Accumulated other comprehensive income	309	263
Retained earnings	46,398	42,602
Total stockholders’ equity	228,145	224,561
Total liabilities and stockholders’ equity	$397,476	$392,418